EXHIBIT 10.26


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AMSOUTH           NOTE FOR BUSINESS AND COMMERCIAL LOANS REVOLVING

                                                           AmSouth Bank
$ 3,000,000.00                                             2330 University Blvd
  ------------                                             Tuscaloosa, AL 35401

DATE:  June 26, 2002
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FOR VALUE RECEIVED, the undersigned (hereinafter called, whether one or more, the "Borrower"), Jointly and severally and solidarily (if more than one), promises to pay to the order of AmSouth Bank (the "Bank"), its successors and assigns (hereinafter sometimes, together with any other holder of this note, called "Holder"), the sum of Three Million and 00/100 Dollars or so much thereof
                             --------------------------------
as the Holder has advanced to the Borrower hereunder (the "Loan"), plus interest on the remaining unpaid principal balance of the Loan from the date hereof until maturity at the rate of:

A per annum rate equal to the rate per annum offered by prime banks in the London interbank eurodollar market for deposits in United States dollars having a one month maturity, as determined by Holder with reference to the financial information reporting service used by Holder at the time of such determination (the "LIBOR Rate") plus 2.25%. This rate is subject to change on 07/31/2002, and
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will be subject to change on the same day of every month thereafter (the "Change
Date"). The interest rate change is based on changes in the LIBOR Rate. The Holder will determine the LIBOR Rate that will be in effect as of the Change Date; however, if the Change Date is not a Business Day, then the Holder will determine the LIBOR Rate that will be in effect as of the Business Day immediately following the Change Date. Changes in the interest rate on the Loan will be effective as of the Change Date. As used herein, "Business Day" means a day of the year on which banks are not required or authorized to close in Birmingham, Alabama, and a day on which dealings are carried on in the London interbank eurodollar market.

See the Addendum to Note for Business and Commercial Loans for provisions related to the LIBOR Rate.

Interest will be computed on the basis of the actual number of days elapsed over an assumed 360-day year.

The Borrower hereby agrees to repay principal and interest as follows:

The Borrower will pay the interest on the loan in monthly installments and the principal and any unpaid interest on the Loan shall be due and payable in full on 5/31/2004. The first installment will be due and payable on July 31, 2002 and the remaining installments will be due and payable on the same day of every month thereafter until both the principal of and interest on the loan have been paid in full.

All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the interest and loan charges agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. If for any reason whatsoever the interest or loan charges paid or contracted to be paid in respect of the indebtedness evidenced hereby shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then, ipso facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by Holder that exceed such maximum amounts shall be applied to the reduction of the principal balance remaining unpaid hereunder and/or refunded to Borrower so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced hereby exceed the maximum amounts permitted from time to time by applicable law. This provision shall control every other provision in any and all other agreements and instruments now existing or hereafter arising between Borrower and Holder with respect to the indebtedness evidenced hereby.

For purposes of sending periodic billing statements in advance of each interest payment date, at Holder's option, the Prime Rate in effect 15 days prior to each interest payment date shall be deemed to be the Prime Rate that continues in effect until the date prior to such interest payment date for purposes of computing the amount of interest payable on such interest payment date. If the Prime Rate changes during such 15-day period, the difference between the amount of interest that in fact accrues during such period and the amount of interest actually paid will be added to or subtracted from as the case may be, the interest otherwise payable in preparing the periodic billing statement for the next succeeding interest payment date. In determining the amount of interest payable at the final maturity or upon full prepayment of this note, all changes in the Prime Rate occurring on or prior to the date before the final maturity date or the date of such full prepayment shall be taken into account.

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The Borrower agrees to pay to Holder, on demand, late charge equal to 5% of any installment that is not paid within 12 days after it is due and 5% of the interest portion on the payment due upon the final maturity date of this note if that payment is not paid within 12 days after it is due. This late charge will never be less than $10.00 nor more than $250.00. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other right Holder may have, including, without limitation, the right to declare the entire unpaid principal and interest immediately due and payable.

All payments coming due on this note shall be made in cash or immediately available funds at Holder's office in Birmingham, Alabama. At its option, Holder may elect to give the Borrower credit for any payment made by check or other instrument in accordance with Holder's availability schedule in effect from time to time for such items and instruments, which Holder will make available to the Borrower on request unless otherwise required by applicable law, payments will be applied as follows: (1) Each payment on the Loan will first reduce charges owed by the Borrower that are neither principal nor interest, (2) The remainder of each such payment will be applied first to accrued but unpaid interest and then to unpaid principal; and (3) Any partial prepayments of principal will be applied to installments due in the inverse order of their maturity and no such partial prepayment of principal will have the effect of postponing, satisfying, reducing, or otherwise affecting any scheduled installment before the Loan is paid in full.

This note is a master note, and it is contemplated that the proceeds the loan evidenced hereby will be advanced from time to time to the Borrower by Holder in installments, as requested by the Borrower and agreed to by Holder. It is further contemplated that any amounts advanced under this note may be prepaid from time to time by the Borrower and subsequently re-advanced by Holder, so long as the principal amount outstanding does not exceed the face amount of this note. By reason of repayments hereon there may be times when no indebtedness is owing hereunder, and notwithstanding any such occurrence, this note shall remain valid and shall be in full force and effect as to each subsequent principal advance made hereunder. The Holder shall maintain a record (by computer or otherwise) of all principal advances and repayments under this master note and that record shall be presumed to be correct on the absence of clear and convincing evidence to the contrary. Unless the Holder has otherwise agreed in writing, the Holder is not obligated to make any advances or re-advances hereunder, and all advances and re-advances shall be made at the option of the Holder. This note shall be valid and enforceable as to the aggregate amount advanced at any time hereunder, whether or not the full face amount hereof is advanced.

If the Loan is payable on demand, this paragraph is inoperative and not applicable; otherwise, this paragraph is operative and shall apply to the Loan in accordance with its terms. In the event of default in the payment of any one or more installments of principal or interest that may become due hereunder, when and as the same fall due, or default in the payment of all principal and interest due hereunder at maturity, or the failure of any maker, endorser, surety or guarantor hereof (hereinafter called the Obligors) to pay when due or perform any of the Obligations (meaning thereby this note and any and all renewals and extensions thereof and all other liabilities and indebtedness of the Borrower to Holder, now existing or hereafter incurred or arising, direct or indirect, and however incurred) or any part thereof or the failure of any Obligor to pay when due any other liability to Holder, in the event a default occurs under the terms of any loan agreement or other instrument (other than this note) or other document evidencing, securing, guaranteeing, or executed in connection with all or any part of the Obligations (herein, together with this note, called the "Loan Documents"), or in the event Holder shall in good faith deem itself insecure for any reason, or on the happening of any one or more of said events, Holder shall have the right at its election and without notice to any Obligor to declare the Obligations immediately due and payable with interest to date. No delay in making such election shall be construed to waive the right to make such election. Holder may note the fact of acceleration hereon without stating the ground therefor, and whether or not noted hereon such election to accelerate shall be effective.

In the event of death of, insolvency of, general assignment by, judgment against, filing of a petition in bankruptcy by or against, filing a petition for the reorganization of, filing of application in any court for receiver for, or issuance of a writ of garnishment or attachment in a suit or action against any Obligor or against any of the assets of any Obligor, or on the happening of any one or more of said events, the Obligations shall immediately become due and payable with interest to date unless Holder shall on notice of such event elect to waive such acceleration by written notation hereon. Commencing upon and continuing after the maturity of this note, whether such maturity is by acceleration or otherwise, and, if by acceleration, whether such acceleration is automatic or at the election of Holder, and commencing upon and continuing after any judgment obtained on or under this note, any and all amounts due under this note or under any judgment obtained on or under this note, whether such amounts are denominated as principal, interest or otherwise, shall, if permitted by applicable law, bear interest at a rate of interest equal to 2% in excess of the rate of interest set forth above.

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Each of the Obligors hereby severally (a) waives as to the Loan or any renewal or extension thereof all rights of exemption under the Constitution or laws of any state as to personal property; (b) waives demand, presentment, protest, notice of protest, notice of dishonor, suit against any party and all other requirements necessary to hold any Obligor liable; (c) agrees that time of payment may be extended or renewal notes taken or other indulgence granted without notice of or consent to such action and, without release of liability as to any Obligor; (d) as to all or any part of the Obligations, consents to Holder's releasing, agreeing not to sue, suspending the right to enforce this instrument against or otherwise discharging or compromising any Obligation of any Obligor or other person against whom any Obligor has or may have a right of recourse, all without notice to or further reservations of rights against any Obligor, and all without in any way affecting or releasing the liability of any Obligor; (e) consents to Holder's releasing, exchanging or otherwise dealing in any manner with all or any portion of any collateral, lien, or right of set-off that may now or hereafter secure this note, all without notice to or further reservations of rights against any Obligor, and all without in any way affecting or releasing the liability of any Obligor, even though such release, exchange or other dealing may in any manner and to any extent impair any such collateral, lien or right of set-off (f) warrants that this Loan is for business, commercial or agricultural purposes, and not for personal, family or household purposes;
(g) agrees to pay all costs of collecting or securing or attempting to collect or secure this note or defending any unsuccessful claim asserted against Holder in connection with this note, including reasonable attorneys' fees.

In addition to all liens upon, and rights of setoff against, any moneys, securities, or other property of any of the Obligors given to Holder by law, Holder shall have a lien upon and a right of setoff against and (to the extent allowed by law), a lien and continuing security interest upon, all moneys, securities and other property of any of the Obligors now or hereafter in the possession of, or on deposit with, Holder, whether held in a general or special account or deposit, for safekeeping, or otherwise; and every such lien, security interest, and right of setoff may be exercised without demand upon or notice to any Obligor, and Holder shall have no liability with respect to any of Obligor's checks or other items that may be returned or other funds transfers that may not be made due to insufficient funds thereafter.

The borrower understands that Holder may from time to time enter into a participation agreement or agreements with one or more participants pursuant to which such participant or participants shall be given participations in the Loan and that such participants may from time to time similarly grant to other participants sub-participations in the Loan. The Borrower agrees that any participant and any subparticipant may exercise any and all rights of banker's lien or set-off, whether arising by operation of law or given to Holder by the provisions of this note, with respect to the Borrower as fully as if such participant or subparticipant had made the Loan directly to the Borrower. For the purposes of this paragraph only, the Borrower shall be deemed to be directly obligated to each participant or subparticipant in the amount of its participating interest in the principal of, and interest on, the Loan.

No failure or delay on the part of Holder in exercising any right, power or privilege under this note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment or waiver of any provisions of this note shall be effective unless in writing and signed by a duly authorized officer of Holder, and then the same shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Obligor in any case shall entitle any Obligor to any other or further notice or demand in the same, similar or other circumstances.

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Any controversy, claim, dispute or issue related to or arising from (A) the interpretation, negotiation, execution, assignment, administration, repayment, modification, or extension of this note or the Loan; (B) any charge or cost incurred under this note or the Loan; (C) the collection of any amounts due under this note or any assignment thereof; (D) any alleged tort related to or arising out of this note or the Loan; or (E) any breach of any provision of this note, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA Rules"). Any disagreement as to whether a particular dispute or claim is subject to arbitration under this paragraph shall be decided by arbitration in accordance with the provisions of this paragraph. Commencement of litigation by any person entitled to demand arbitration under this paragraph shall not waive any right that person has to demand arbitration with respect to any counterclaim or other claim that may be made against that person, whether in, relating to, or arising out of such litigation, or otherwise. The Expedited Procedures of the AAA Rules shall apply in any dispute where the aggregate of all claims and the aggregate of all counterclaims each is in an amount less than $500,000. Judgment upon any award rendered by the arbitrator(s) in any such arbitration may be entered in any Court having jurisdiction thereof. Any demand for arbitration under this note shall be made no later than the date when any judicial action upon the same matter would be barred under any applicable statute of limitations. Any dispute as to whether the statute of limitations bars the arbitration of such matter shall be decided by arbitration in accordance with the provisions of this paragraph. The locale of any arbitration proceedings under this note shall be in Birmingham, Alabama or such other location as is mutually acceptable to all parties. The arbitrator(s) in any such arbitration shall establish such reasonable procedures as may be necessary for the reasonable exchange of information between the parties prior to such arbitration. Any arbitration under this paragraph shall be on an individual basis between the parties to this note only and shall not be commenced as a member or representative of or on behalf of a class of persons, it being the intention of the parties that there shall be no class action arbitrations under this note. All parties to this note specifically acknowledge and agree that this note evidences a "transaction involving commerce" under the Federal Arbitration Act, and each party to this note hereby waives and relinquishes any right to claim otherwise. WITH RESPECT TO DISPUTES SUBMITTED TO ARBITRATION, EACH PARTY WAIVES ALL RIGHT TO TRIAL BY JURY.

NOTWITHSTANDING THE PRECEDING PARAGRAPH OR THE EXERCISE OF ARBITRATION RIGHTS UNDER THIS NOTE, each party may (1) foreclose against any real or personal property collateral under any mortgage, deed of trust, security agreement, pledge agreement or any other document or instrument creating a security interest in such property or under applicable law: (2) excercise any legal remedies such as set off, foreclosure or repossession: or (3) obtain any provisional or ancillary remedies such as replevin, injunctive relief, attachment, sequestration, or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any arbitration proceedings. This arbitration provision shall not be interpreted to require that any such remedies be stayed, abated or otherwise suspended pending any arbitration or request for arbitration. The exercise of a remedy shall not waive the right of either party to resort to arbitration.

Any provision of this note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

The provisions of this note shall inure to the benefit of Holder, its successors and assigns, and shall be binding upon the heirs, successors and assigns of each Obligor, except that no Obligor may assign or transfer his, her or its obligation hereunder without the written consent of Holder.

All rights, powers and remedies of Holder under this note and now or hereafter existing at law, in equity or otherwise shall be cumulative and may be exercised successively or concurrently.

The Loan Documents contain the entire understanding and agreement between the Borrower and Holder with respect to the Loan and supersede any and all prior agreements, understandings, promises, and statements with respect to the Loan. This note may not be modified, amended, or supplemented in any manner except by a written agreement executed by both the Borrower and Holder.

This note shall be construed in accordance with and governed by the laws of the State of Alabama and Title 9 of the United States Code.

Time is of the essence of this note.

The proceeds of the Loan represented by this note are for a business or commercial purpose.

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The Borrower hereby authorizes the Holder to charge all payments when due under this note to the following deposit account, whether such account is held with the Bank or another financial institution: Account number__________________, Routing and Transit number _________________.



Obligor Number: 0000687193 906602 (906552)         Due: 05/31/2004
                --------------------------              ----------

     ATTEST:                                SURGICAL LASER TECHNOLOGIES. INC.

By: /s/ Davis Woodward              (SEAL)  By:  /s/ Michael R. Stewart   (SEAL)
    ------------------                           ----------------------
    Davis Woodward                               Michael R. Stewart

Its:  Secretary                             Its: President and CEO


By: /s/ Davis Woodward              (SEAL)  By:  /s/ Davis Woodward       (SEAL)
    ------------------                           ------------------
     Davis Woodward                              Davis Woodward

Its:  Secretary                             Its: VP of Finance, CFO & Secretary


This note is made and executed for the purpose of continuing, modifying and amending the terms of that certain promissory note in the principal amount of $3,000,000.00, dated 05/31/2000, executed by the Borrower and payable to the
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Bank or its predecessor or assignor. This note shall constitute a true modification or amendment of the terms of the original note, which shall continue in full force and effect except as specifically modified herein. This note shall not constitute a novation, payment in full or satisfaction of the original note, nor shall this note in any other way supercede the original note or any of the Loan Documents. This note shall continue to be secured by any and all collateral securing the original note.

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